                                                                   EXHIBIT 10.19


                                 HYRESKONTRAKT
                                 FOR LOKAL                         Nr 741 100

Undertecknade her denna dag traffat foljande hyresavtal:           Kryss i ruta innebar att den darefter foljande texten galler
----------------------------------------------------------------------------------------------------------------------------
Hyresvard
                  Bojner Estate AB
----------------------------------------------------------------------------------------------------------------------------
Hyresgast                                                                                Personnl/Orgnr
                  Spray Interactive Media AB                                             556506-7997
----------------------------------------------------------------------------------------------------------------------------
Lokalens          Kommun                                            Kvarter/stadsaga
address
                  Stockholm                                         Havssvalget 2
----------------------------------------------------------------------------------------------------------------------------
                  Gata                                                                   Trappor             Lagenhet nr
                  Riddargatan 17 E                                                              bv                   741 100
----------------------------------------------------------------------------------------------------------------------------
Lokalens
skick             Lokalen med tillhorande utrymmen uthyrs, om inte
och anvandning    annat anges, i beflngtligt skick att anvadas till:        Kontor
----------------------------------------------------------------------------------------------------------------------------
Lokalens          Butlksarea 1     Kontosarea 1                             Lagerarea i   Ovriga utrymmen    Total:
storiek och
omfattning        plan    m2       plan    m2         plan    m2             plan  m2     plan  m2
                                 1          68                                            ----
                  ------------------------------------------------------------------------------------------------------------
                                                                                                              bilaga
                  ---
                   X   Omfattningen av de forhyrda lokalema har markerata a bifogada ritning(ar)              1
                  ------------------------------------------------------------------------------------------------------------
                       tillfart for bil                                      parkeringsplats(or)   garageplats(er)
                       for  I och           plats for       plats for skyli  for                   for
                       urfastning           skylt           skap/automat                 bil(ar)           bil(ar)    uthus
-----------------------------------------------------------------------------------------------------------------------------------
Inredning     Lokalen uthyrs                                                                                              bilaga
                                                                                                                      -------------
                                                                                    Vid hyresforhallandels
                                                                                    upphoorande skall hyresgasten,
                                                                                    om inta annen overenskommelse
                                                      med sarskild for              traffats, bortfora honom tilhorig
                   utan sarskild for verksamheten     verksamheten avsedd           inredning och aterstalla lokalema
                X  avsedd inredning                   inredning enl bil             I godtagbart skick
-----------------------------------------------------------------------------------------------------------------------------------

Kontraktstid    Fran och med den                                              Till och med den

                1 april 1997                                                  31 mars 2001
-----------------------------------------------------------------------------------------------------------------------------------

Uppsagninstid
Fotlangninstid
                Uppsagning av delta kontraki        9     manader             fore den avtalade hyrestidens
                skall ske skriftligen minst                                   utgang i  annal fall ar
                                                                              kontraktel forlangt med         3  ar for varje gang
                -------------------------------------------------------------------------------------------------------------------
Hyra            Kronor

                126.956                                                       per ar utgorande     total hyra     X
                -------------------------------------------------------------------------------------------------------------------
Index-                                                                                                              bilaga
klausul
                 X  Andring av ovan angiven hyra skeri                                                              3
                    i enlighet med bifogade indexklausul
  ---------------------------------------------------------------------------------------------------------------------------------
  Varme och         Erforderlig uppvarmning av lokalen                        Varmvatten tillhandahails
  varmvatten        ombesorjes av

                    hyresvarden         hyresgasten                           X  hela arct       inte alls
  ---------------------------------------------------------------------------------------------------------------------------------
  Kostnad                                                                                                           bilaga
                    Bransle/Varmetlliagg utgar i enlighet med
                     bifogada klausul
  ---------------------------------------------------------------------------------------------------------------------------------
  Va-kost-nad                                                                                                       bilaga
                    Va-tillagg utgar i enlighet med bifogade klausal
  ---------------------------------------------------------------------------------------------------------------------------------
  Kyla                                                                                                              bilaga
  Ventilation
                    Kostnader for drift av sarskild kyl-och
                    ventilationsanlaggning arsalls i enlighet
                    med hifogade klausul
  ---------------------------------------------------------------------------------------------------------------------------------
  El
                    ingar I hyran                                             X  hyresgasten har
                                                                                 eget abonnemang
  ---------------------------------------------------------------------------------------------------------------------------------

  Trapp-
  stadning
                    ingar I hyran                                             X  ombesorjs och bokostas
                                                                                  av hyresgasten
  ---------------------------------------------------------------------------------------------------------------------------------
  Embalage-
  och sop-
  hamtning          ingar I hyran       X  ombesorjs och bekostas av hyresgasten
                                           (dock aligger del hyresvarden all tillhandahalla sopkarl och
                                           erforderligt soputrymme)                                       se best. bil 2
  ---------------------------------------------------------------------------------------------------------------------------------
  Snorojning
  och sandning
                    ingar I hyran                                                ombesorjs och bekostas av
                                                                                 hyresgasten
  ---------------------------------------------------------------------------------------------------------------------------------
  Fastighetsekatt                                                                                                   bilaga
                    ingar I             X  ersattning hafor erlaggs enlight sarskild overanskommelse                     2
                                           hyran
  ---------------------------------------------------------------------------------------------------------------------------------
  Oforut-sedda    kulle efter avtslete tecknande - for avtal lopande pa langre tid an tre ar - oforutsedda kostnadsokningar
  kostnader       ppkomma for fastigheten pa grund av

                    a)  inforanda clier hojning av sarskild for fastigheten gallande skatt, avgift eller palaga varom rlkedag, regering, kommun eller myndighet kan komma att besluta

                    b)  generella ombyggnadsatgarder eller liknande pa fastigheten som ej enbart avser lokalen och som hyresvarden alaggs att utfora till foljd av beslut av riksdag, regering, kommun eller myndighet skall hyresgasteb med vorkan fran intradd kostnadsokning criagga ersaltning till hyresvarden for pa lokolon belopande andel av den totala arliga kostnadsokningen for fastigheten.

                 Lokalens andel ar 2% procent (har andelen ej angivits beraknas den i forhallande till I fastigheten utgaende hyror vid tiden for kostnadsokningen).

                 Med skat enligt a) oven avses ej moms och fastighatsskatt i den man ersattning harfore erlaggs i enlighet med sarsklld overenskommelse ovan.

                 Ersattningen erlaggs enlight nedanstaende regler om hyrans betalning.
-----------------------------------------------------------------------------------------------------------------------------------
Mervarde-        X  Fastighetsagaren/hyresvarden ar skattskyldig till moms for uthyrning av lokolon.  Hyresgarten skall utover
skatt               hyran erlagga vid varje tillfalle gallande moms
(moms)
                    Om fastighetsagaren/hyresvarden efter beslut av skattemyndigeten blir skattskyldig til moms for uthyrning av lokalen skall hyresgasten utover hyran erlagga vid varjo tillfalle gallande morns.

                    Denna som erlaggs samtidigt med hyran beraknas pa angivet hyresbelopp jamte, enligt vid varge tidpunkt gallande regler for morns pa hyra, pa i forekommande fall enligt hyreskonraktet utgaende tillagg och andra ersattningar.
-----------------------------------------------------------------------------------------------------------------------------------

Sveriges Fastighetsagareforbunds formular nr 12A upprattat 1991 i samrad med Sveriges Kopmannaforbund/Lokalhyresgasterna och Foretagens
Riksorganization.  Eftertryck forbjudes

SARSKILDA BESTAMMELSER till kontrakt nr 741 100                      bil. 2

1. Till kontraktet skall fogas aktuellt registreringsbevis samt uppgift om eventuella borgensman.

2. Utover klausulen "oforutsedda kostnader" i gallande konstrakt sid l skall hyresgasten vid varje tillfalle betala sin andel av gallande fastighetsskatt eller annan sarskild skatt eller annan palaga avseende fastigheten. Som berakningsgrund anvands lokalens andel av fastighetens totala lokalyta, vilken for avsedd lokal ar ca 2 procent. Vad betraffar fastighetsskatten beraknas den arligen som en viss procent pa fastighetens taxeringsvarde. Taxeringavardet forandras varje ar, och for 1997 ar fastighetens taxeringsvarde 31.590.000 kronor och skattesatsen 1 procent . 1997 ar fastighetsskatten per kvadratmeter 94,16 kronor.

3. Uthyrning i andra hand av hela lokalen eller delar av denna till annan person, foretag eller utomstaende medgives efter hyresvardens skriftliga medgivande med sedvanlig kreditprovning, forutsatt att detta inte medfor nagra som helst komplikationer eller kostnader for hyresvarden.

4. Hyresgasten skall val varda lokalen med inredning och ersatta skador till foljd av ovarsamhet och bristande tillsyn som inte ar att hanfora till normalt slitage. Med inredning avses utrustning som ar anskaffad, bekostad och uppsatt av hyresvarden. Egna intallationer och ingrepp som paverkar fastighetens fasader, el, VVS eller andra fastighetssystem kraver fastighetsagarens godkannande.

5. Hyresgasten ager inte ratt att parkera motorfordon pa fastighetens gard, ej heller utan fastighetsagarens godkannande nyttja denna for speciella evenemang.

6. Da lokalen innehaller vatten- och avloppsledningar maste hyresvarden ha tilltrade till dar belagna ventiler. Nycklar, kort och kod skall darfor i ett exemplar finnas hos fastighetsagaren.

7.  Betraffande sophantering galler foljande:

    Hyresvarden tillhandahaller ett soprum placerat till hoger pa garden for normalt kontorsavfall. Detta maste ovillkorligen placeras i storre sopsackar av plast och val forslutas. Nagon annan typ av forpackning godkannes inte.

    Sasom grovavfall raknas grovre emballage, kartonger, inredningsdetaljer, fargburkar, tralador, maskindelar, travirke m.m. Hyresgasten svarar sjalv for upplagring och borttransport av detta avfall genom direktkontakt med entreprenor for hamtning av avfallet, eller hyra av container, vilken bor vara lasbar.

    Da upprepade papekanden inte lett till godtagbart resultat kommer den hyresgast som bryter mot dessa bestammelser och darigenom forhindrar eller forsvarar hamtning av sopsackar och fororsaker nedskrapning i soprummet och pa garden att sjalv fa bara kostnaderna for den extra stadning som maste utforas. Detta galler lilkasa trapplan och kallargangar.

    Hyresgasten forpliktigar sig vidare att anpassa sin verksamhet till kommande myndighetsbeslut som kan komma att reglera avfallshantering vad avser upplagring, kallsortering och borttransport, och likasa till hyresvardens forhallningsregler gallande upplagring av avfall.

8. Meddelanden gallande fastigheten kan lamnas skriftligen till Bojner Estate AB, Box 14207, 104 40 Stockholm, per fax. 08-6611112, eller per telefon 08-6609000.


Stockholm den         1997                  Stockholm den  30/8 1997
/s/ Anders Rynell                           /s/ Johan Ihrfelt
Bojner Estate AB                            Spray Interactive Media AB

                             INDEXKLAUSUL
                             for lokal
                             Anvisningar se omstaende sida.

Avser            Hyreskontrakt nr                                      i fastigheten

                 741 100                                               Havssvalget 2
--------------------------------------------------------------------------------------------------------------------------------
Hyresvard        Bojner Estate AB
--------------------------------------------------------------------------------------------------------------------------------
Hyresgast        Spray Interactive MediagAB
--------------------------------------------------------------------------------------------------------------------------------
Klausul           Av det i kontraktet angivna hyresbeloppet - kronor 126.956 skall 100% eller kronor utgora bashyra.  Under hyrestiden skall med hansyn till forandringarna i konsumentprisindex (totalindex med 1980 som basar) tillagg till hyresbeloppet otga med en viss procent a bashyran enligt nedanstaende grunder.

                  For hyresavtal som borjar lopa nagon gang under tiden 1/1 - 30/6 anses bashyran anpassad till indextalet far oktober manad aret innan.

                  For hyresavtal som borjar lopa nagon gang under tiden 1/7 - 31/12 anses bashyran istallet anpassad till indextalet for oktober manad under samma tid.

                  Indextalet for den oktobermanad till vilken bashyran enligt ovan anses anpassad utgor bastal savida inte annat avtalats enligt foljande genom angivande av ar.

                  Annat overenskommet bastal, namligen indextalet for oktober manad ar...

                  Skulle indextalet nagon pafoijande oktobermanad ha stigit med minst tre (3,0) enheter i forhallande till bastalet, skall tillagg utga med det procenttal varmed indextalet andrats i forhallande till bastalet.  I fortsattningen skall tillagg utga i forhallande till indexandringarna, varvid hyresforandringen beraknas pa basis av den procentuella forandringen mellan bastalet och indextalet for respektive oktobermanad.  For att hyresandring i fortsattningen skall ske fordras att index for nagon oktobermanad hojts eller sankts med minst tre (3,0) enheter i forhallande till det indextal, som gallde vid det senaste tillfallet da hyran andrats enligt denna klausul.

                  Utgaende hyra skall dock aldrig sattas lagre an det i kontraktet angivna hyresbeloppet.  Hyresandringen sker alltid fr o m 1 januarl efter det att oktoberindex foranlett omrakning.
---------------------------------------------------------------------------------------------------------------------------------
Underskrift       Ort/datum                                                                Ort/datum

                  Stockholm den    September 1997                                          Stockholm den    30/8  1997
                 ----------------------------------------------------------------------------------------------------------------
                  Hyresvard                                                                Hyregast

                  Bojner Estate AB                                                         Spray Interactive Media AB
                  /s/ Anders Rynell                                                        /s/ Johan Ihrfelt
                                                                                           --------------------------------------
                                                                                           Hyregast

---------------------------------------------------------------------------------------------------------------------------------

                  Hyresvardens egen notering om bastal:

LEASE FOR NON-RESIDENTIAL PREMISES           NO 741100

The undersigned have on this day agreed to the following lease terms: An x in the box means that the text immediately following shall apply.

LESSOR                             Bojner Estate AB

LESSEE                             Spray Interactive Media AB
                                   Company registration number: 556506-7997

ADDRESS OF PREMISES                Municipality:  Stockholm
                                   Street address:  Riddargatan 17E
                                   Block:  Havssvalget 2
                                   Floor: Ground
                                   Suite no 741100

CONDITION AND USE OF PREMISES      Unless otherwise stated, the premises with
                                   appurtenant spaces are let in their present condition for use as: Office

SIZE AND EXTENT OF PREMISES        Retail space                        floors
                                                                       ____ m/2/

                                   Office space                   1    floors
                                                                       68 m/2/

                                   Storage space                       floors
                                                                       ____ m/2/

                                   Other space                         floors
                                                                       ____ m/2/

                                   [X]  The location and extent of the premises
                                        are indicated in the appended
                                        drawing(s).                   Appendix 1
                                   [_]  Vehicle access for loading and
                                        unloading.
                                   [_]  Place for sign
                                   [_]  Place for display case/automatic
                                        dispensers
                                   [_]  Parking space for                 car(s)
                                   [_]  Garaging space for                car(s)
                                   [_]  Outbuilding

FURNISHING                         [X]  The premises are let without special
                                        fittings and fixtures intended for the
                                        Lessee's business.
                                   [_]  The premises are let with special
                                        fittings and fixtures intended for the
                                        Lessee's business, as indicated in
                                        appendix.

                                   On expiry of this Lease and any previous agreement concluded between the Lessee and the Lessor regarding these premises, the Lessee shall, unless otherwise agreed, remove all furnishings belonging to him, and restore the premises to an acceptable condition. Appendix _________

TERM OF LEASE                      From and including 1 April 1997
                                   To and including 30 March 2001

NOTICE OF TERMINATION              Notice of termination of this Lease shall be
PROLONGATION                       given in writing at least 9 months prior to
                                   the expiration date agreed upon.

                                   The Lease shall otherwise be automatically prolonged by a term of 3 years each time.

RENT                               SEK126,956              per year constituting

                                   [_]  total rent

                                   [X]  rent exclusive of surcharges marked
                                        below.

INDEX CLAUSE                       [X]  The rent specified above shall be
                                        adjusted in accordance with the index
                                        clause appended. Appendix 3

HEATING AND HOT WATER              Heating shall be arranged as necessary by
                                   [X]  the Lessor
                                   [_]  the Lessee
                                   Hot water shall be provided
                                   |X]  throughout the year
                                   [_]  shall not be provided
                                   [_]

CHARGES                            [_]  A surcharge for fuel/heating shall be
                                        paid as per the clause appended hereto.
                                                                    Appendix ___

WATER AND SEWAGE CHARGES           [_]  A surcharge for water/sewage shall be
                                        paid as per the clause appended hereto.
                                                                    Appendix ___

COOLING AND VENTILATION            [_]  A surcharge for the operation of special
                                        cooling and ventilation equipment shall
                                        be paid as per the clause appended
                                        hereto.                     Appendix ___

ELECTRICITY                        [_]  Included in the rent.
                                   [X]  The Lessee is responsible for his own
                                        subscription.

CLEANING OF STAIRWAY               [_]  Included in the rent.
                                   [X]  To be arranged and paid for by the
                                        Lessee

REFUSE AND WASTE REMOVAL           [_]  Included in the rent.
                                   [X]  To be arranged and paid for by the
                                        Lessee (the Lessor shall, however,
                                        provide waste receptacles and requisite
                                        space for the collection of refuse and
                                        waste.) See
                                        Appendix 2

SNOW CLEARANCE AND SANDING         [_]  Included in the rent.
                                   [_]  To be arranged and paid for by the
                                        Lessee.

PROPERTY TAX                       [_]  Included in the rent.
                                   [X]  Compensation to be paid under a separate
                                        agreement.                    Appendix 2

UNFORESEEN COSTS                   The following applies to Leases covering more
                                   than three years. If, after this Lease has been signed, the property is affected by unforeseen cost increases as a result of
                                   (a)  the introduction of, or an increase in,
                                        special taxes, fees or surcharges
                                        applicable to the property through a
                                        decision of Parliament, the Government,
                                        the municipal authority or other
                                        authority
                                   (b)  general conversion work or other
                                        measures affecting the property and not
                                        only the premises in question and which
                                        the Lessor is obliged to carry out
                                        following a decision of Parliament, the
                                        Government, the municipal authority or
                                        other authority
                                        the Lessee shall compensate the Lessor
                                        in an amount corresponding to the
                                        premises' share of the annual cost
                                        increase affecting the property starting at the time of the cost increase in question.

                                        The premises' share is approx. 2 per
                                        cent (if the share is not specified, it
                                        shall be calculated as a proportion of
                                        the rents charged on the property at the time of the cost increase).

                                        Reference to tax in (a) above does not
                                        include sales tax nor does it include
                                        property tax if compensation for this
                                        tax is paid under separate agreement
                                        stipulated above.

                                        Compensation is paid in accordance with
                                        the rules for payment of rent as set out below.

SALES TAX                          [X]  The property-owner/Lessor is liable to
                                        sales tax for letting the premises. In
                                        addition to the rent the Lessee shall on each due date pay the sales tax at the rate then applicable.

                                   [_] If the property-owner/Lessor is found by the tax authorities to be liable to sales tax for the letting of the premises the Lessee shall, in addition to the rent, pay the sales tax at the rate then applicable.

                                      The sales tax is to be paid at the same
                                        time as the rent and calculated on the
                                        rental amount and on any surcharges, and compensation specified in the Lease according to the rules for sales tax payment on rent then applicable.

The Swedish Federation for Rental Property Owners. Lease form No. 1.2A. Prepared 1991 in co-operation with The Swedish Retail Federation, The Organisation for Tenants of Premises and Swedish Federation of free Enterprises.

MEASURED PURSUANT TO SWEDISH STANDARDS SS 02 10 52
AREA CATEGORY COMMERCIAL AREA (BRA) THEREFORE SPECIFIED AS PREMISES (LOA). MEASURED AND ROUNDED DOWN
PREMISES 127.0 M/2/

REVISED DUE TO NEW LAYOUT AND CHANGED AREAS

HAVSVALGET 2, STOCKHOLM
RIDDARGATAN 17, BLDG 4
MEASUREMENT DRAWING
GROUND FLOOR
SCALE 1:100

LARS SCHOLDSTROM ARKITEKTKONTOR AB
STUREPLATAN 17
181 32 LIDINGO
SWEDEN
TELEPHONE:                 08 765 37 95
TELEFAX:                   08 765 37 82
DRAWN BY LS
STOCKHOLM 24 MAY 1994
(SIGNED)

     KONTOR                                            OFFICE
     WC-DUSCH                                          TOILET-SHOWER
     PENTRY                                            KITCHENETTE
     KONFERENSRUM                                      MEETING ROOM
     FORRAD                                            STORE ROOM
     KVM                                               M/2/

                                                                      Appendix 2

              SPECIAL PROVISIONS PERTAINING TO CONTRACT NO. 741100

1. A current registration certificate and information concerning any guarantors shall be appended to the contract.

2. In addition to the clause entitled `Unforeseen Costs' in the present contract, page 1, the Lessee shall no each occasion pay his share of the current property tax or other special tax or other surcharge relating to the property. The premises' share of the total area of the property, which for the premises concerned is approximately 1.6 per cent, shall be used as the basis for calculation thereof. Property tax is calculated annually on a certain percentage of the taxation value of the property. The taxation value is adjusted each year; for 1997 the taxation value of this property is SEK 31,590,000 and the tax rate is 1 per cent. In 1997, the taxation value per square meter is SEK 94.16.

3. Subletting of the entire premises or parts thereof to another person, company or outsider may be permitted after the written consent of the Lessor after customary credit assessment, on condition that this does not involve any kind of complication or cost whatsoever for the Lessor.

4. The Lessee shall take due care of the premises and furnishings and pay the cost of any damage arising as a result of negligence or lack of maintenance and which cannot be deemed normal wear and tear. Furnishings are taken to mean equipment which has been acquired, paid for and installed by the Lessor. Any installation and measures by the Lessee which affect the facade of the property, or the electricity, water, heating, sanitation or other systems in the property require the approval of the Lessor.

5. The Lessee is not entitled to park a motor vehicle in the grounds of the property, nor to use the grounds for special events without the consent of the owner of the property.

6. Since the premises contain water and sewage pipes, the Lessor must be afforded access to the valves pertaining thereto. The property owner shall therefore be provided with one copy of the keys, cards and codes.

7.   The following shall apply to refuse and waste removal:

          The Lessor shall make available a refuse storage chamber for normal office waste situated to the right of the grounds. The waste shall unconditionally be placed in large plastic waste sacks which are securely closed. No other type of packaging will be approved.

Bulky waste is taken to mean heavier packaging, cardboard boxes, furnishings, paint tins, wooden boxes, machine parts, timber, etc. The Lessee is himself responsible for storage and removal of such waste through direct contact with the contractor for the removal of the waste or the hire of a container, which should be lockable.

In cases where repeated reminders have not had any acceptable result, a Lessee who contravenes these regulations and thereby impedes or obstructs the removal of waste sacks and causes littering of the refuse storage chamber and the grounds will be liable to pay the cost of any extra cleaning required.

This applies equally to stairways and cellar passages.

The Lessee undertakes furthermore to adapt his operations to forthcoming decisions by the authorities which may regulate waste management in terms of storage, source separation and removal, and likewise to the Lessor's regulations concerning the storage of waste.

8. Communications concerning the property may be submitted in writing to Bojner Estate AB, Box 14207, 104 40 Stockholm, or by telephone 08 6609000.

     STOCKHOLM, SEPTEMBER 1997                        STOCKHOLM, 30 AUGUST 1997

     BOJNER ESTATE AB                                 SPRAY INTERACTIVE MEDIA AB

                                                                      Appendix 3

INDEX CLAUSE
FOR PREMISES

FOR                 Contract no: 741 100
                    Property:  Havssvalget 2

LESSOR              Bojner Estate AB

LESSEE              Spray Interactive Media AB

CLAUSE Of the rent stipulated in the contract, amounting to SEK126,956, 100% or SEK _______ shall constitute the basic rent. During the term of the contract, in the light of changes in the consumer price index (total index with 1980 as the base year), a rental increment shall be payable amounting to a certain percentage of the basic rent and calculated according to the following criteria.

                    For rental contracts which begin during the period 1 January to 30 June, the basic rent is considered adjusted to the index for October of the previous year.

                    For rental contracts which begin during the period 1 July to 31 December, the basic rent is considered adjusted to the index for October of the same year.

                    The index for the October to which the basic rent as above is considered adjusted constitutes the base figure unless otherwise agreed as follows by stating a year. Basic figure otherwise agreed, i.e. index for October of ______

                    Should the index in any subsequent October have risen by more than three (3.0) units in relation to the base figure, an increment shall be payable pursuant to the percentage according to which the index has changed in relation to the base figure. Thereafter, increments shall be payable in relation to index changes, whereby the change in rent shall be calculated on the basis of the percentage change between the base figure and the index for each October. A criterion for a future change in rent is that the index for any October shall have risen or fallen by at least three (3.0) units in relation to the index which applied at the last occasion when the rent was adjusted pursuant to this clause.

                    The rent payable shall, however, never fall below the amount stipulated in the contract. Changes shall always take effect on 1 January after the October in which the index has given cause for adjustment.

SIGNATURES          Place, date                       Place, date
                    Stockholm, September 1997         Stockholm, 30 August 1997

                    Lessor                            Lessee
                    Bojner Estate AB                  Spray Interactive Media AB
                    (Signed)                          (Signed)

Lessor's notes concerning index:

MEASURED PURSUANT TO SWEDISH STANDARDS SS 02 10 52
AREA CATEGORY COMMERCIAL AREA (BRA) THEREFORE SPECIFIED AS PREMISES (LOA). MEASURED AND ROUNDED DOWN
PREMISES 479.0 M/2/

HAVSVALGET 2, STOCKHOLM
RIDDARGATAN 17, BACK BUILDING
MEASUREMENT DRAWING
GROUND FLOOR
SCALE 1:100

LARS SCHOLDSTROM ARKITEKTKONTOR AB
STUREPLATAN 17
181 32 LIDINGO
SWEDEN
TELEPHONE:                 08 765 37 95
TELEFAX:                   08 765 37 82
DRAWN BY LS
STOCKHOLM 24 MAY 1994
(SIGNED)